OPTIMUM FUND TRUST

Optimum Small-Mid Cap Growth Fund
(the "Fund")

Supplement to the Fund's Prospectuses
dated July 29, 2007

The Board of Trustees of the Fund has approved the appointment of Wellington Management Company, LLP ("Wellington Management") as a sub-adviser to the Fund. Wellington Management will replace Oberweis Asset Management, Inc. ("Oberweis") as a sub-adviser, and it is currently anticipated that Wellington Management will begin serving as a sub-adviser on the sleeve of the Fund currently managed by Oberweis on or about June 25, 2008.

In connection with Wellington Management's appointment as a sub-adviser, the following replaces the information in the section of the Fund's prospectuses entitled, "Profile: Optimum Small-Mid Cap Growth Fund - What are the Fund's main investment strategies?":

What are the Fund's main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of small and mid-market capitalization companies ("80% policy"). This policy may be changed only upon 60 days' prior notice to shareholders. For purposes of this Fund, small market capitalization companies are those companies whose market capitalization is similar to the market capitalization of companies in the Russell 2000® Growth Index, and mid-market capitalization companies are those companies whose market capitalization is similar to the market capitalization of companies in the Russell Midcap® Growth Index. A company's market capitalization is based on its current market capitalization or its market capitalization at the time of the Fund's investment. Companies whose market capitalization no longer meets the respective definition above after purchase continue to be considered either a small- or mid-capitalization company, as applicable, for purposes of this 80% policy.

The Fund intends to invest primarily in common stocks of U.S. companies, but it may also invest in other securities that the sub-adviser believes provide opportunities for capital growth, such as preferred stocks, warrants, and securities convertible into common stocks. In keeping with the Fund's investment objective, the Fund may also invest in foreign securities, including ADR's and other depositary receipts and shares; futures, options, and other derivatives; and fixed income securities, including those rated below investment grade.

The Fund's manager, Delaware Management Company ("Manager"), has selected Columbia Wanger Asset Management, L.P. ("Columbia WAM") and Wellington Management Company, LLP ("Wellington Management") to serve as the Fund's sub-advisors. Each sub-advisor is responsible for the day-to-day investment management of the portion of the Fund's assets that the Manager allocates to the sub-advisor. The Manager may change the allocation at any time. The relative values of each sub-advisor's share of the Fund's assets also may change over time. Each sub-advisor selects investments for its portion of the Fund based on its own investment style and strategy.

In managing its portion of the Fund's assets, Columbia WAM typically looks for companies with: a strong business franchise that offers growth potential; products and services that give the company a competitive advantage; and/or a stock price that Columbia WAM believes is reasonable relative to the assets and earnings power of the company. Columbia WAM may identify what it believes are important economic, social, or technological trends and try to identify companies it thinks will benefit from these trends. Columbia WAM relies primarily on independent, internally generated research to uncover companies that may be less well known than the more popular names. To find these companies, Columbia WAM compares growth potential, financial strength, and fundamental value among companies.

In managing its portion of the Fund's assets, Wellington Management seeks to invest in stocks of rapidly growing companies, adding value through bottom-up, fundamental security selection decisions. The investment process consists of three phases: defining a universe, selecting individual stocks, and executing a portfolio strategy. Throughout this process, Wellington Management identifies both emerging and re-emerging growth companies. They generally look for companies that exhibit some or all of the following fundamental characteristics: sustainable revenue growth, superior market position, positive financial trends, and high quality management. A stock is purchased when it is considered to be undervalued relative to our fundamental outlook for the company. This valuation methodology focuses on a number of metrics, including absolute and relative forward price/earnings multiples, enterprise value/EBITDA, price/sales ratios, and the present value of future cash flows. The most compelling purchase candidates look attractive through several of these valuation metrics.

In response to market, economic, political, or other conditions, a sub-advisor may temporarily use a different investment strategy for defensive purposes. If a sub-advisor does so, different factors could affect the Fund's performance and the Fund may not achieve its investment objective. The Fund's investment objective is non-fundamental and may be changed without shareholder approval. However, the Fund's Board of Trustees must approve any changes to non-fundamental investment objectives, and the Fund will notify shareholders at least 60 days prior to a material change in the Fund's objective.

In addition, the following replaces the information in the section of the Fund's prospectuses entitled, "Who manages the Funds? - Small-Mid Cap Growth Fund":

Small-Mid Cap Growth Fund

Columbia Wanger Asset Management, L.P. ("Columbia WAM"), located at 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606, and its predecessor have managed mutual funds since 1992. As of March 31, 2007, Columbia WAM had over $35.2 billion in assets under management. Columbia WAM has held its Fund responsibilities since the Fund's inception.

Robert A. Mohn, a Portfolio Manager with Columbia WAM, is primarily responsible for the day-to-day management of Columbia WAM's share of the Fund's assets. Mr. Mohn has been a member of the domestic analytical team at Columbia WAM and its predecessor since 1992 and has been a portfolio manager since 1996. He has held his Fund responsibilities since the Fund's inception.

Wellington Management Company, LLP ("Wellington Management") is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of March 31, 2008, Wellington Management had investment management authority with respect to approximately $543 billion in assets.

Steven C. Angeli, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, is primarily responsible for the day-to-day management of Wellington Management's share of the Fund's assets. Mr. Angeli joined Wellington Management as an investment professional in 1994.

Please keep this Supplement for future reference.

This Supplement is dated June 20, 2008.